Exhibit 99.1

2014 Summary Annual Report

2014 Summary Annual Report 2 CT MA NH ME RI NY Springfield Pittsfield Boston Westborough Syracuse Rome Utica Manchester Albany Hartford Burlington VT Dear Shareholders, Customers and Employees: We believe in the important role we play at the center of the communities we serve. Our success drives opportunities for employees, diversified products and services for customers, economic benefits for our regions and returns for our shareholders. Meeting the expectations of each of our constituencies, including maintaining strong regulatory relationships, is important to us. We are uniquely positioned with the right footprint, the right culture and the right vision to deliver. In 2014, we continued to grow the franchise both organically and through acquisition. We significantly improved the run rate on our core earnings per share, enhanced our position in our markets, strengthened our financial foundation and generated significant growth in shareholder capital. We grew core EPS by $0.02 in each of the last four quarters, while also posting improvements in core ROA, core ROE, the efficiency ratio and our tangible book value. We are seeing signs of economic strength in our communities; consumers are cautiously optimistic and businesses are starting to expand. While the rate environment remains uncertain, I’m pleased with our momentum heading into 2015 and I’m confident in our ability to capitalize on the opportunities in front of us. Strengthening Our Leadership Team We had some significant leadership changes in 2014 starting with Bill Ryan, former CEO and Chairman of TD Banknorth, joining our board of directors as Independent Chairman. Bill and I share a vision for banking in New England and New York, and the opportunities available for a company like ours. With his relationships, his knowledge of the market and his banking expertise, I believe there is much we can do together to continue growing the value of this franchise. On behalf of the Board, I’d like to thank Lead Director Larry Bossidy, who retired in 2014. Larry has been a significant resource to the board of directors, to our executives and to me personally. While we can’t replace an influence like Larry, we can take what he has taught us and execute on that learning. We wish him all the best and look forward to continuing our relationship with him as a shareholder and a friend of the Company. We strengthened our team this year starting with the promotion of Josephine Iannelli to EVP, Chief Financial Officer at the beginning of 2014. She has made a significant impact by upgrading our analytics and real-time pricing mechanisms and working closely with the lines of business to ensure optimal loan and deposit pricing decisions. She also brought in very experienced finance professionals, including a Fortune 500 Treasurer, and together they’ve put significant work into managing our balance sheet in this tough environment. Another strong addition was George Bacigalupo, who was promoted to EVP, Commercial Banking at the end of 2013. Through his solid leadership, we grew commercial loans by 15% this year and added strong lenders in NY and CT. 0510152025 Core revenue growth Fee income growth Core EPS growth Total loan growth Total deposit growth 2014 Growth Highlights 17% (4Q14/4Q13) 17% (4Q14/4Q13) 20% (4Q14/4Q13) 12% (FY) 21% (FY) Acquired 20 branches in Central and Eastern NY

CULTURE As America's Most Exciting Bank®, we are passionate about practicing and living by the RIGHT values (Respect, Integrity, Guts, Having Fun and Teamwork).

FOOTPRINT We offer services across New England and into Central NY – reaching customers from Boston to Syracuse and multiple regions in between.

VISION By bringing together a strong employee base, a dedicated strategy and operational efficiency, we can offer our customers the products and services they need, our employees an inspirational place to work, our communities the support they are looking for and our shareholders the returns they deserve.


Albany
Pittsfield
Springfield
MA
CT
Hartford
NY

Recruiting High Performing Talent

Recruitment of high performing talent has been a successful strategy for us across our footprint. As we expand our territory, we also add solid, well-respected, middle-market lenders from the region with ties to the local community and large portfolios. We target these lending teams to break even within the first year and grow from there. Using this formula, we have built a strong commercial network across New England and Central NY.

This strategy has been so successful for us that we have begun using it for Small Business too. We added talent in Albany, Central MA and CT and have been building on our product offerings to small business customers. Our efforts have been paying off and we were recognized among the top SBA lenders in several of our markets in 2014.

We also successfully recruited mortgage loan officers this year, adding to our presence in Eastern MA, NH and RI, while at the same time building our Wealth Management presence in Eastern and Central MA. Having the best players in our markets with the ability to provide exceptional service to our customers continues to be a clear differentiator for America's Most Exciting Bank®.

Growing Our Franchise

Consumer loans were up 11% for the year including home equity and auto loan offerings. Home loans were up 8% and included a shift to primarily home purchases rather than refinancing activity. We expanded Private Banking, Investment Management and our MyBanker℠ program, each contributing to account growth and further enhancing our customer offerings.

With our increased branch presence and a strong focus on building DDA balances, **overall deposits grew 21% in 2014**. On the product side, we rolled out GPS Checking for customers without a nearby branch and developed a Heroes Advantage Checking Account℠ designed specifically for veterans.

We continued to grow our Wealth Management and Insurance businesses with activity in each contributing to fee income growth of 6% for the year and organic growth of assets under management to $1.4 billion for Wealth Management.

Select Financial Information

Balance Sheet ($ millions – period end)	FY14	FY13
Total assets	$6,502	$5,673
Total securities	1,206	870
Total loans	4,681	4,181
Goodwill and intangibles	276	271
Deposits	4,655	3,849
Borrowings	1,052	1,064
Shareholders' equity	709	678

Operating Results ($ millions)	FY14	FY13
Net interest income	$178.7	$168.8
Non-interest income	47.8	58.2
Total net revenue	226.5	227.0
Provision for loan losses	15.0	11.4
Non-interest expense	166.0	157.4
Net income	33.7	41.1
Per Share Data ($)	**FY14**	**FY13**
Earnings, diluted*	$1.36	$1.65
Dividends	0.72	0.72
Book value	28.17	27.08
Tangible book value	17.19	16.27

**Note: Net non-core charges in FY14 totaled $0.44 per share, primarily related to branch acquisition.*

Berkshire Hills Bancorp—BHLB berkshirebank.com 3

Rome
Syracuse
NY
CT



Net Interest and Fee Revenue
(in millions)
250
200
150
100
50
0
$107
$140
$195
$219
$232
2010
2011
2012
2013
2014

21% Compound Annual Growth Rate
Organic and Acquisition



Year Over Year EPS Growth
CORE EPS
GAAP EPS
0.5
0.4
0.3
0.2
0.1
0.0
$0.40
$0.48
$0.42
$0.46
4Q13
4Q14
4Q13
4Q14

20% Increase in Quarterly Core EPS
$0.02 in Each Quarter

Expanding Our Reach

We began the year by integrating a 20 branch acquisition in Eastern and Central NY. This was a great deal for us both strategically and financially. It filled in our footprint from Albany to Syracuse, significantly increased our market share and provided stable, low-cost funding for the total franchise. The integration went smoothly and all of our customers in that region now benefit from improved access and convenience.

We opened two new offices this year — a branch in Loudonville, NY, and a regional hub in Westborough, MA. The regional hub covers our Central MA market and houses both commercial and retail services under one roof, including branch services, mortgage lenders, business banking and middle-market lenders.

In November, we announced an agreement to acquire Hampden Bancorp, a bank with $700 million in assets, headquartered in Springfield, MA. This in-market transaction is targeted to be accretive to EPS, ROA and ROE, while also being capital accretive and expanding our shareholder base. Combined, we will have 18 branches in the greater Springfield area and be in the top five for deposit market share. Springfield has a lot of economic development going on right now and we are glad to be enhancing our presence in that region.

Deepening Our Systems and Controls

As a growing company, a focus on risk management and building out our infrastructure is extremely important. A conservative risk tolerance is central to Berkshire and this discipline is evident in our strong credit performance. We implemented and were highlighted as a national showcase for our RSA Archer risk / enterprise management solution. We also installed a top-ranked loan analytics solution and added a new retail loan originations platform serving our entire footprint. Also on the consumer side, we enhanced our security software to our online customers. In addition, we continued to build out our compliance and audit functions.

"Berkshire feels a lot like Banknorth to me and it's great to be part of an enthusiastic, growing company again. As long as we stay focused on profitability and growing customers, we will be successful."

— Bill Ryan, Chairman of the Board

Ryan was recruited to Chair our Board in June 2014 and previously built TD Banknorth as President and CEO. He currently serves as Chairman of the Board for UNUM and Director for Anthem.

4 2014 Summary Annual Report

Helping Our Communities and Spreading the Word Through XTEAM, our employee volunteer program, we donated over 40,000 hours of volunteer service and $1.5 million in grants to help communities across our network. This includes partnerships with United Way, Habitat for Humanity and a scholarship program. We were proud to be recognized by the Boston Business Journal as one of Massachusetts’ Most Charitable Contributors for the second year in a row. We also were recognized for several marketing awards including a Telly Award for our “Life is exciting. Let us help.” TV spot and an American Web Design Award for our Exciting Rewind Mortgage Sweepstakes. Once again, we partnered with NESN (New England Sports Network) as the Official Bank of Boston Bruins coverage on the network, garnering widespread brand recognition and significant business leads. Looking Back and Ahead As I look back over 2014, I feel like we’ve matured as a company. We have the right people in place and the right priorities, and we’ve been demonstrating our ability to grow this business organically. I think it’s important that we listen to and engage our shareholders — and we take very seriously our promise to deliver. We are a growing company with strong management and conservative risk tolerance, and we are building shareholder value right now and for the future. I’m excited about our prospects in 2015. We are focused on growing revenues, maintaining expenses and improving our profitability and shareholder returns. To that end, our footprint, our teams and our America’s Most Exciting Bank® culture will continue to be differentiators for us. I’m confident about the opportunities in front of us and our ability to capitalize on them. With your support, I’m looking forward to taking this bank to the next level. CT MA RI NY Springfield Pittsfield Westborough Syracuse Rome Utica Manchester Albany Hartford Strategic Partnerships As the home-financing and retail banking provider of MTA Benefits, Berkshire created unique mortgage, checking account, consumer and equity loan products specifically for Massachusetts Teachers Association members and their families. The second year of our NESN partnership has assisted Berkshire in widespread brand recognition in New England as well as over 1,000 leads generated through our Exciting Rewind Mortgage Sweepstakes on the network. Sincerely, Michael P. Daly President & CEO “We love being part of a team that is focused on creating relationships. No bank does more for their customers, employees and communities by helping them make the most of life's exciting moments.” Hockey legend Ray Bourque and left wing Milan Lucic are Berkshire Bank's spokespersons and endorse our financial services and products. 5 berkshirebank.com Berkshire Hills Bancorp—BHLB

Rome
Syracuse
Utica
NY
Albany
VT
NH
Manchester
91
MA
Pittsfield
Burlington
128
Boston
Westborough
90
Springfield
Hartford
CT
RI

Berkshire Bank is a growing regional franchise spanning New England and into Central New York, stretching from Boston to Syracuse on I-90 and from Hartford into Vermont on I-91.

Berkshire has a pending agreement to acquire Hampden Bancorp located in Springfield, MA, and expects to complete this in-market merger in the first half of 2015.

Corporate Profile

$6.5 Billion
in Assets

91
Branch Locations

- » Experienced, energetic management team
- » Strong revenue and earnings momentum
- » Quality balance sheet
- » Distinctive brand and culture

About Us

Stock Information

as of 12/31/14

Ticker	NYSE: BHLB
Stock Price	$26.66
Market Cap	$670 million
Forward P/E (FY15 consensus)	13.9x
Price/Book	0.95x
Price/Tangible Book	1.55x
52 Week Range	$22.06-$27.28
Annualized Dividend	$0.72
Dividend Yield	2.7%
Shares Outstanding	25.2 million
Average Daily Volume (FY14)	90,000 shares

Corporate Facts

- » Regional Bank with $6.5 billion in assets
- » 91 branches in New England and Eastern and Central NY
- » Commercial and residential lending offices in Eastern MA
- » Retail banking, commercial banking, insurance and wealth management
- » LTM revenue: $226 million
- » $4.68 billion in loans and $4.65 billion in deposits
- » Wealth assets under management: $1.4 billion

6 2014 Summary Annual Report

berkshirebank.com Berkshire Hills Bancorp—BHLB Berkshire Bank Executive Team Standing: Michael P. Daly, Richard M. Marotta, Linda A. Johnston, George F. Bacigalupo. Seated: Sean A. Gray, Josephine Iannelli Leadership Team Board of Directors Executive Team William J. Ryan Chairman of the Board, Former Chairman & CEO of TD Banknorth Inc. John W. Altmeyer President & CEO of Carlisle Syntec, Inc., in Carlisle, PA Paul T. Bossidy President & CEO of Patripabre Capital LLC in Ridgefield, CT Robert M. Curley Berkshire Bank New York Chairman & Former Chairman & CEO of Citizens Bank in NY John B. Davies Former Executive Vice President of Massachusetts Mutual Life Insurance Company Rodney C. Dimock Principal at Arrow Capital, LLC & Former President of Cornerstone Properties & Aetna Realty Investors, Inc. J. Williar Dunlaevy Former CEO & Chairman of Legacy Bancorp & Legacy Banks Susan M. Hill Founder & Vice President of Hill & Thompson, P.C. in Manchester Center, VT Cornelius D. Mahoney Former Chairman, President & CEO of Woronoco Bancorp, Inc. & Woronoco Savings Bank Laurie Norton Moffatt Director & CEO of the Norman Rockwell Museum in Stockbridge, MA Richard J. Murphy Vice President & General Manager of the Tri-City ValleyCats in Troy, NY Barton D. Raser Vice President of Carr Hardware & Supply Company in Pittsfield, MA D. Jeffrey Templeton Owner & President of The Mosher Company, Inc. in Chicopee, MA Michael P. Daly President & Chief Executive Officer George F. Bacigalupo Executive Vice President, Commercial Banking Sean A. Gray Executive Vice President, Retail Banking Josephine Iannelli Executive Vice President, Chief Financial Officer Linda A. Johnston Executive Vice President, Human Resources Richard M. Marotta Executive Vice President, Chief Risk & Administrative Officer This document contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements, including factors discussed in “Forward-Looking Statements” in the Company’s 2014 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the Securities and Exchange Commission’s Internet website sec.gov and to which reference is hereby made. Except as required by law, the Company assumes no obligation to update any forward-looking statements, and undue reliance should not be placed on these statements. Annual Report on Form 10-K can be obtained from berkshirebank.com or will be furnished on written request without charge to persons who are beneficial owners of securities of the Company as of the record date for the Annual Meeting of Shareholders. Banking products are provided by Berkshire Bank: Member FDIC. Equal Housing Lender. Berkshire Bank is a Massachusetts chartered bank. Insurance products are provided by Berkshire Insurance Group, Inc., a Berkshire Bank affiliate, and in New York by Berkshire Insurance Agency, a registered trade name for Berkshire Insurance Group, Inc., a Berkshire Bank affiliate. Insurance and investment products as well as investment securities and obligations of Berkshire Hills Bancorp, Inc. are not FDIC-insured, are not a bank deposit, “NOT guaranteed BY THE BANK,” “NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY” and may lose value. 7

Corporate Offices Berkshire Hills Bancorp, Inc. 24 North Street Pittsfield, MA 01201 800-773-5601 berkshirebank.com Stock Listing Berkshire Hills Bancorp, Inc. is listed on the New York Stock Exchange under the symbol “BHLB”. Investor Information Investor Relations Attn: Allison O’Rourke Berkshire Hills Bancorp, Inc. P.O. Box 1308 Pittsfield, MA 01202 413-236-3149 aorourke@berkshirebank.com Transfer Agent and Registrar Shareholders who wish to change the name, address, ownership of stock, report lost stock certificates, inquire about the Dividend Reinvestment Plan or consolidate stock accounts should contact: Computershare P.O. Box 30170 College Station, TX 77842-3170 800-368-5948 computershare.com/investor 2015 Annual Meeting of Shareholders Thursday, May 7, 2015 | 10 a.m. ET The Crowne Plaza Hotel One West Street Pittsfield, MA 01201